UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
May 24, 2019 (May 21, 2019)
Date of Report (Date of earliest event reported)
MICROCHIP TECHNOLOGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-21184	86-0629024
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2355 West Chandler Boulevard
Chandler, Arizona 85224-6199
(Address of principal executive offices)
(480) 792-7200
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	MCHP	NASDAQ® Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2019, the Board approved an amendment and restatement of the Company’s 2004 Equity Incentive Plan (the “Amended Plan”) to (i) increase the value of the annual grant of restricted stock units to non-employee directors from $84,000 to $123,000, (ii) remove references to “performance-based compensation” for purposes of Internal Revenue Code Section 162(m) and (iii) make certain other changes as set forth in the Amended Plan.

The foregoing description is qualified in its entirety by reference to the Amended Plan, filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon the recommendation of its Nomination and Governance Committee, the Board approved an amendment of the Company’s bylaws (“Bylaws”) effective as of May 21, 2019 to add a new Section 2.18 to implement proxy access that will, beginning with the Company’s annual meeting to be held in 2020, permit a stockholder, or a group of no more than 20 stockholders, owning 3% or more of the Company’s outstanding stock continuously for at least three years, to nominate and include in the Company’s proxy materials (i) one director nominee if the number of directors to be elected at an annual meeting is seven or less, and (ii) if the number of directors to be elected at an annual meeting is greater than seven, director nominees constituting up to the greater of 20% of the Board or two directors, provided in each case that the requirements set forth in the Bylaws are satisfied.

The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws of the Company filed as Exhibit 3.1 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Microchip Technology Incorporated, as amended.
10.1	2004 Equity Incentive Plan, as amended and restated on May 21, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2019	MICROCHIP TECHNOLOGY INCORPORATED a Delaware corporation

By: /s/ J. Eric Bjornholt
J. Eric Bjornholt Senior Vice President, Chief Financial Officer